                                                                    EXHIBIT 10.4


                     AMENDMENT NO. 12 TO THE LOAN DOCUMENTS

                  AMENDMENT dated as of September 14, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999 ("Amendment No. 8"), Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, and Amendment No. 11 to the Loan Documents dated as of August 30, 1999, the "CREDIT AGREEMENT among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to provide (a) for the issuance of trust convertible preferred stock by a Delaware trust which will be a wholly-owned Subsidiary of the Borrower and to provide for the application of the proceeds of such issuance, (b) that the latest date for approval of the California Transition Plan be extended from September 30, 1999 to November 30, 1999, (c) that the maximum amount of the Caremark Receivables Securitization be decreased from $150,000,000 to $125,000,000, (d) that the amount of Net Cash Proceeds from certain Asset Sales permitted to be retained by the Borrower be increased from $50,000,000 to $93,000,000, (e) that the weekly reporting requirements of the Borrower with respect to certain financial information be eliminated subject to certain conditions, and (f) for certain other changes as set forth herein.

                  (2) The Lender Parties have indicated their willingness to agree to amend the terms and conditions of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

         (a) Section 1.01 is hereby amended to delete the definition of "APPLICABLE MARGIN" in its entirety and to substitute therefor the following:

                  "`APPLICABLE MARGIN' means (a) in the case of the Term A Facility, (i) at any time during the period from the date of Amendment No. 1 to the Loan Documents to September 30, 1999, 2.250% per annum for Base Rate Advances and 3.250% per annum for Eurodollar Rate

         Advances, (ii) at any time during the period from September 30, 1999 to December 31, 1999, 2.500% per annum for Base Rate Advances and 3.500% per annum for Eurodollar Rate Advances and (iii) at any time and from time to time on and after December 31, 1999, 2.750% per annum for Base Rate Advances and 3.750% per annum for Eurodollar Rate Advances, (b) in the case of the Term B Facility, (i) at any time during the period from the date of Amendment No. 1 to the Loan Documents to September 30, 1999, 2.500% per annum for Base Rate Advances and 3.500% per annum for Eurodollar Rate Advances, (ii) at any time during the period from September 30, 1999 to December 31, 1999, 2.750% per annum for Base Rate Advances and 3.750% per annum for Eurodollar Rate Advances and (iii) at any time and from time to time on and after December 31, 1999, 3.000% per annum for Base Rate Advances and 4.000% per annum for Eurodollar Rate Advances, and (c) in the case of the Revolving Credit Facility,
         (i) at any time during the period from the date of Amendment No. 1 to the Loan Documents through the Performance Level Determination Date, 2.250% per annum for Base Rate Advances and 3.250% per annum for Eurodollar Rate Advances and (ii) at any time and from time to time thereafter, a percentage per annum equal to the applicable percentage set forth below for the Performance Level set forth below:


                     ======================================================================================

                                                   REVOLVING CREDIT              REVOLVING CREDIT
                         PERFORMANCE LEVEL        BASE RATE ADVANCES         EURODOLLAR RATE ADVANCES
                                 I                      0.375%                        1.375%
                     --------------------------------------------------------------------------------------
                                II                      0.500%                        1.500%
                     --------------------------------------------------------------------------------------
                                III                     0.625%                        1.625%
                     --------------------------------------------------------------------------------------
                                IV                      0.875%                        1.875%
                     --------------------------------------------------------------------------------------
                                 V                      1.250%                        2.250%
                     --------------------------------------------------------------------------------------
                                VI                      1.625%                        2.625%
                     --------------------------------------------------------------------------------------
                                VII                     2.000%                        3.000%
                     --------------------------------------------------------------------------------------
                               VIII                     2.250%                        3.250%
                     --------------------------------------------------------------------------------------
                                IX                      2.500%                        3.500%
                     ======================================================================================


         For purposes of subclause (c)(ii) of the immediately preceding sentence, the Applicable Margin for each Base Rate Advance shall be determined by reference to the Performance Level in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Performance Level in effect on the first day of each Interest Period for such Eurodollar Rate Advance."

         (b) The definition of "CALIFORNIA TRANSITION PLAN" in Section 1.01 is hereby amended to delete the date "September 30, 1999" in subclause (D) thereof and to substitute therefor the new date "November 30, 1999."

         (c) Section 1.01 is hereby amended to delete the definition "CAREMARK RECEIVABLES SECURITIZATION" in its entirety and to substitute therefor the following:

                  "`CAREMARK RECEIVABLES SECURITIZATION' means limited recourse sales and assignments from time to time by Caremark Inc. of its accounts receivable (including, upon the consummation of the Incremental CTS Receivables Securitization, the accounts receivable of the Therapeutic Services Division of Caremark Inc.) to MP Receivables and by MP Receivables of such accounts receivable or interests therein to one or more financial institutions; provided, however, that (a) the aggregate principal amount paid by such financial institutions for all such accounts receivable or interests therein and to be recovered from all such accounts receivable or interests therein shall not exceed $125,000,000 at any time outstanding, (b) the price paid for any such accounts receivable shall be as set forth in the Caremark Receivables Securitization Documents, as in effect on the Amendment No. 1 Effective Date, or in the case of any such accounts receivable included in the Incremental CTS Receivables Securitization, such price as shall be set forth in the Caremark Receivables Securitization Documents effected to permit the Incremental CTS Receivables Securitization (but in any event not less than 15% of the face amount of such accounts receivable), and (c) each such sale and assignment of such accounts receivable or interests therein shall otherwise be effected on the terms and conditions set forth in the Caremark Receivables Securitization Documents."

         (d) The definition of "CHANGE OF CONTROL" in Section 1.01 is hereby amended (A) to delete the word "or" at the end of subsection (b) thereof, (B) to delete the period at the end of subsection (c) thereof and to substitute therefor the phrase "; and" and (C) to add thereto a new subsection (d) to read as follows:

         "(d) a Change of Control as defined in the Trust Agreement."

         (e) Section 1.01 is hereby amended to delete the definition "CONSTITUTIVE DOCUMENTS" in its entirety and to substitute therefor the following:

                  "`CONSTITUTIVE DOCUMENTS' means, with respect to any Person, the certificate of incorporation or registration (including, if applicable, certificate of change of name), articles of incorporation or association, memorandum of association, charter, bylaws, partnership agreement, trust agreement, limited liability company operating or members agreement, joint venture agreement or one or more similar agreements, instruments or documents constituting the organization or formation of such Person including, without limitation, the Convertible Subordinated Debentures, the Preferred Securities Guarantee and the Trust Agreement."

         (f) Section 1.01 is hereby amended to delete the definition of "FIXED CHARGE COVERAGE RATIO" in its entirety and to substitute therefor the following:

                  "`FIXED CHARGE COVERAGE RATIO' means, with respect to the Borrower and its Subsidiaries for any period, the ratio of (a) the sum of (i) Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for such period and (ii) for any such period commencing on or after January 1, 2000, all rental expense of the Borrower and the Restricted Subsidiaries for such period to (b) the sum (without duplication) of (i) all Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, (ii) all Consolidated Cash Taxes paid by or on behalf of the Borrower or any of its Subsidiaries during such period, (iii) for any such period commencing on or after January 1, 2000, the amount of Consolidated Rental Payments made or required to be made by the Borrower and the Restricted Subsidiaries during such period and (iv) the aggregate amount of all outstanding Advances scheduled to be repaid during such period pursuant to Section 2.04(a), 2.04(b) or 2.04(c), excluding the aggregate amount of all Term A Advances scheduled to be repaid pursuant to Section 2.04(a) on November 30, 1999 in excess of $8,173,264."

         (g) Section 1.01 is hereby amended to delete the definition of "INCREMENTAL CTS RECEIVABLES SECURITIZATION" in its entirety and to substitute therefor the following:

                  "`INCREMENTAL CTS RECEIVABLES SECURITIZATION' means limited recourse sales and assignments from time to time by the Therapeutic Services Division of Caremark, Inc. of its account receivables to MP Receivables and by MP Receivables of such accounts receivable or interests therein to one or more financial institutions pursuant to the Caremark Receivables Securitization Documents that permit such sales and assignments on substantially the same terms and conditions as are set forth therein on the Amendment No. 7 Effective Date (except for any modifications to the eligibility criteria for, and the other provisions included in, the Caremark Securitization Documents relating to accounts receivable sold and assigned into the Caremark Receivables Securitization that are reasonably necessary due to the ordinary course nature of the accounts receivable of the Therapeutic Services Division of Caremark, Inc., but solely to the extent permitted under the terms of the Loan Documents."

         (h) Section 1.01 is hereby amended to delete the definition of "MP RECEIVABLES" in its entirety and to substitute therefor the following:

                  "`MP RECEIVABLES' means MP Receivables Company, a Delaware corporation and a wholly-owned subsidiary of Caremark, or any other Person organized under the laws of the United States or any State thereof and a wholly-owned Subsidiary of Caremark, in each case formed by the Borrower in connection with the Caremark Receivables Securitization."

         (i) The definition of "UNUSED REVOLVING CREDIT COMMITMENT" in Section
1.01 is hereby amended to delete the phrase "Amendment No. 8 Net Cash Proceeds Reserve" from clause (b)(ii)(D)(2) thereof and to substitute therefor the phrase "Term A Amortization Reserve."

         (j) Section 1.01 is hereby amended to delete therefrom the following definitions in their entirety: "AMENDMENT NO. 8 NET CASH PROCEEDS," "AMENDMENT NO. 8 NET CASH PROCEEDS RESERVE," "REQUIRED LENDERS' PROCEEDS RESERVE APPLICATION NOTICE," and "REQUIRED LENDERS' PROCEEDS RESERVE ELIMINATION NOTICE."

         (k) Section 1.01 is hereby amended to add in the appropriate alphabetical order the following definitions:

                  "`CONVERTIBLE SUBORDINATED DEBENTURES' means those certain Convertible Subordinated Debentures issued by the Borrower to Wilmington Trust Company, as trustee, under the Trust Agreement, containing provisions subordinating the obligations of the Borrower thereunder to the obligations of the Borrower hereunder and other terms and conditions, in each case as provided in the Offering Memorandum or such other terms and conditions which are not adverse to the interests of the Lender Parties."

                  "`DELAWARE TRUST SUBSIDIARY' means the wholly-owned Subsidiary of the Borrower duly created and validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware."

                  "`LIQUIDITY AMOUNT' means, as of any date, the sum of (a) the aggregate Unused Revolving Credit Commitment as of such date plus (b) the aggregate amount of cash and Cash Equivalents maintained as of such date by the Borrower and its Subsidiaries."

                  "`OFFERING MEMORANDUM' means that certain Offering Memorandum in draft form dated September 11, 1999 containing a description of the principal terms and provisions of the Trust Convertible Preferred Interests."

                  "`PREFERRED SECURITIES GUARANTEE' means that certain Guarantee made by the Borrower to guarantee the obligations of the Delaware Trust Subsidiary in respect of the Trust Convertible Preferred Interests, containing provisions subordinating the obligations of the Borrower thereunder to the obligations of the Borrower hereunder and other terms and conditions, in each case as provided in the Offering Memorandum or such other terms and conditions which are not adverse to the interests of the Lender Parties."

                  "`TERM A AMORTIZATION RESERVE' means the amount of the required repayment of the Term A Advances due on November 30, 1999 as provided in Section 2.04(a)."

                  "`TRUST AGREEMENT' means that certain Trust Agreement between the Borrower and Wilmington Trust Company, as trustee, entered into in connection with the issuance of the Trust Convertible Preferred Interests containing terms and conditions as provided in the Offering Memorandum or such other terms and conditions which are not adverse to the interests of the Lender Parties."

                  "`TRUST CONVERTIBLE PREFERRED INTERESTS' means the Preferred Interests issued by the Delaware Trust Subsidiary pursuant to the Trust Agreement having terms and conditions as provided in the Offering Memorandum or such other terms and conditions which are not adverse to the interests of the Lender Parties."

         (l) Section 2.01(c) is hereby amended to delete subsection (iii) therefrom and to substitute the following therefor:

         "(iii) Term A Amortization Reserve. In the event that the amount of Net Cash Proceeds of the issuance of the Trust Convertible Preferred Interests equals or exceeds $200,000,000, the Revolving Credit Commitment of each Revolving Credit Lender shall be deemed utilized at any time and from time to time after the date of such issuance by such Lender's Pro Rata Share of the amount of the Term A Amortization Reserve. On November 30, 1999 the Term A Amortization Reserve shall be eliminated in full, and, notwithstanding any other provisions of this Agreement, the amount of the Term A Amortization Reserve at such date shall be deemed to constitute a Revolving Credit Borrowing on such date in such amount and the Borrower irrevocably authorizes the Agent on such date to repay the Term A Advances outstanding at such time in accordance with Section 2.04(a)(ii)."

         (m) Section 2.04(a)(ii) is hereby amended to add thereto the following proviso before the period at the end thereof:

         "provided, further, however, that in the event that the amount of Net Cash Proceeds of the issuance of the Trust Convertible Preferred Interests equals or exceeds $200,000,000, the Borrower shall instead pay on November 30, 1999 the amounts scheduled above to be paid on November 30, 1999, February 29, 2000, May 31, 2000, and August 31, 2000."

         (n) Section 2.05(b) is hereby amended to delete the date "September 30, 1999" in subclause (vii)(B) thereof and to substitute therefor the new date "November 30, 1999."

         (o) Section 2.05(b)(vi) is hereby amended by deleting subsection (C) therefrom and substituting the following therefor:

                  "(C) the issuance or sale by the Borrower or any of its Subsidiaries of any Equity Interests therein (other than: (x) the issuance of the Trust Convertible Preferred Interests, but solely to the extent that the Net Cash Proceeds thereof are applied in accordance with subsection (viii) hereof, (y) the issuance by the Borrower of Equity Interests upon the conversion of the Trust Convertible Preferred Interests, and (z) any such issuance or sale of Equity Interests in the Borrower or any of its Subsidiaries pursuant to Section 5.1 of the TAPS Indenture, but solely to the extent that the gross proceeds from the issuance and sale of the Borrower Common Stock pursuant thereto is applied on the date of such sale to repay the outstanding senior subordinated notes of the Borrower comprising part of the TAPS in accordance with Section 5.4 of the TAPS Purchase Contract); and"

         (p) Section 2.05(b) is hereby amended to add thereto a new subsection (viii) to read as follows:

         "(viii) The Term Facilities shall be automatically and permanently reduced, within two Business Days after the date of receipt of the Net Cash Proceeds by the Borrower or any of its Subsidiaries, from the issuance of the Trust Convertible Preferred Interests by an amount equal to:

         (A) $80,000,000 in the event that the amount of Net Cash Proceeds from the issuance of the Trust Convertible Preferred Interests is less than $200,000,000; and

         (B) "2X," where "X" is determined by the following formula, in the event that the amount of Net Cash Proceeds from the issuance of the Trust Convertible Preferred Interests is equal to or greater than $200,000,000:

                                    (P)(.528) = 2X + (A-X)(1/3)

                           Where:

                           P = the amount of Net Cash Proceeds from the issuance
                               of the Trust Convertible Preferred Interests

                           A = the aggregate principal amount of Term A Advances
                               outstanding prior to such prepayment

         Each reduction of the Term Facilities pursuant to this clause (viii) shall be applied in the manner set forth in Section 2.05(c)(i)."

         (q) Section 5.02(b) is amended to delete subsection (xviii) therefrom and to substitute the following therefor:

         "(xviii) Indebtedness of the Borrower in an aggregate principal amount not in excess of $12,000,000, including within such amount Indebtedness evidenced by Contingent Obligations, which Indebtedness will be comprised of loans from one or more Plans (as defined in the California Settlement Agreement) or guarantees of loans by one or more Plans, the proceeds of which direct Indebtedness will be loaned to one or more buyers to be used, and the proceeds of which loans guaranteed by such Contingent Obligations will be used, to finance the working capital requirements of certain California Operations (as defined in the California Settlement Agreement) purchased from the Borrower or its Subsidiaries; provided that so long as interest thereunder at the contract rate in effect on the date such Indebtedness is incurred is paid when due, the Borrower shall not have any payment obligation in respect of such Indebtedness until at least three years after the date such Indebtedness is incurred; and provided, further, however, that the Borrower may be obligated to make a mandatory prepayment upon receipt by the Borrower of any amount to be remitted to the Borrower pursuant to Section 3.5(d) of the California Settlement Agreement, in an amount equal to the lesser of (x) the amount of all mandatory and voluntary principal repayments made by KPC Medical Management, Inc. of the promissory note issued by KPC Medical Management, Inc. in partial payment of the purchase price for certain California Property and Assets and deposited in the California Deposit Account (as defined in the California Settlement Agreement) and (y) the amount so received by the Borrower pursuant to Section 3.5(d) of the California Settlement Agreement;".

         (r) Section 5.02(b) is amended (A) to delete the word "and" at the end of subsection (xvi) thereof, (B) to delete the word "and" at the end of subsection (xvii) thereof, (C) to delete the period at the end of subsection (xviii) thereof and to substitute therefor the phrase "; and" and (D) to add thereto a new subsection (xix) to read as follows:

         "(xix) unsecured Indebtedness of the Borrower to the Delaware Trust Subsidiary pursuant to the Convertible Subordinated Debentures in an aggregate principal amount not in excess of 103.1% of the gross proceeds of the Trust Convertible Preferred Interests, and unsecured Indebtedness of the Borrower under the Preferred Securities Guarantee."

         (s) Section 5.02(d) of the Credit Agreement is hereby amended to delete the last paragraph thereof immediately following subsection (xiii) therein and to substitute therefor the following paragraph:

                  "Notwithstanding any of the provisions of this Section 5.02(d), the Borrower and its Subsidiaries may retain (A) Net Cash Proceeds as provided in the Credit Agreement as in effect prior to the date of Amendment No. 8 to the Loan Documents and (B) up to 100% of the Net Cash Proceeds received from time to time on or after July 1, 1999 from one or more sales, leases, transfers or other dispositions expressly permitted under clause (vii), (viii) or (xi) of this Section 5.02(d), in each case for use in their business and operations in the ordinary course, so long as the aggregate amount of all such Net Cash Proceeds referred to in subclause (B) so retained by the Borrower and its Subsidiaries does not exceed $93,000,000, exclusive of up to $15,000,000 of such Net Cash Proceeds which can be retained by the Borrower and used solely for the payment of amounts owing under the Amended Aetna Note when due and payable in accordance with the terms thereof."

         (t) Section 5.02(e) is amended (A) to delete the period at the end of subsection (vii) thereof and to substitute therefor the phrase "; and", (B) to delete the period at the end of subsection (viii) thereof and to substitute therefor the phrase "; and", and (C) to add thereto a new subsection (ix) to read as follows:

         "(ix) Investments by the Borrower in an aggregate amount not in excess of 3.1% of the gross proceeds of the Trust Convertible Preferred Interests to capitalize the Delaware Trust Subsidiary provided that the Borrower or any other Subsidiary does not transfer assets to, or guarantee or otherwise become obligated in respect of the obligations of, the Delaware Trust Subsidiary other than as provided in the Preferred Securities Guarantee."

         (u) Section 5.02(f) is amended (A) to delete the word "and" at the end of subsection (iv) thereof, (B) to delete the period at the end of subsection (v) thereof and to substitute therefor the phrase "; and" and (C) to add thereto a new subsection (vi) to read as follows:

         "(vi) the Delaware Trust Subsidiary may issue the Trust Convertible Preferred Interests, and declare and pay or make dividends in respect thereof as provided in the Trust Agreement."

         (v) Section 5.02(h)(i) is amended (A) to delete the word "and" at the end of subsection (F) thereof, (B) to insert the word "and" after the semicolon at the end of subsection (G) thereof, and (C) to add thereto a new subsection
(H) to read as follows:

         "(H) the issuance by the Borrower of Equity Interests to the holders of the Trust Convertible Preferred Interests upon exchange thereof for Convertible Subordinated Debentures and immediate conversion of such Convertible Subordinated Debentures, as provided in the Trust Agreement;"

         (w) Section 5.02(k) is amended to delete the phrase "other than a Special Purpose Vehicle" therefrom and to substitute therefor the phrase "other than a Special Purpose Vehicle or the Delaware Trust Subsidiary."

         (x) Section 5.03 is amended to add the following new paragraph at the end thereof:

         "Notwithstanding the foregoing provisions of this Section 5.03, commencing with the first week following the date of issuance of the Trust Convertible Preferred Interests, the Borrower shall not be required to comply with subsections (w), (x) and (y) of this Section 5.03; provided, however that in the event that the Liquidity Amount as of any date thereafter is less than $50,000,000, the Borrower shall be required to comply with subsections (w), (x) and (y) of this Section
         5.03 commencing with the first week following such date."

                  SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

         (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on September 14, 1999, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower) and
(iii) for the benefit of each Lender Party that has executed this Amendment prior to such time, a fee from the Borrower in an amount equal to 0.250% of the aggregate Commitment of such Lender Party, in each case as of the Business Day immediately preceding the Amendment Effective Date, which amount shall include amounts which would have been payable pursuant to Section 3 of Amendment No. 8, and which amount will be distributed to the respective Lender Party no later than the Business Day immediately succeeding the Amendment Effective Date.

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    CAREMARK RX, INC.
                                    (formerly known as MEDPARTNERS, INC.)


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:




                  [Remainder of page intentionally left blank.]

                             THE ADMINISTRATIVE AGENT

                             BANK OF AMERICA, N.A.


                             By            /s/ Philip S. Durand
                                      ---------------------------------
                                      Name:  Philip S. Durand
                                      Title:    Principal


                             THE LENDER PARTIES

                             BANK OF AMERICA, N.A., as a Lender,
                             the Swing Line Bank and the Issuing Bank


                             By            /s/ Philip S. Durand
                                      ---------------------------------
                                      Name:  Philip S. Durand
                                      Title:    Principal


                             AMSOUTH BANK


                             By            /s/ Allison J. Sanders
                                      ---------------------------------
                                      Name:  Allison J. Sanders
                                      Title:    Vice President


                             THE CHASE MANHATTAN BANK


                             By            /s/ Dawn Lee Lum
                                      ---------------------------------
                                      Name:  Dawn Lee Lum
                                      Title:    Vice President

                             CITIBANK, N.A.

                             By
                                      ---------------------------------
                                      Name:
                                      Title:

                             CREDIT LYONNAIS NEW YORK BRANCH


                             By            /s/ Henry J. Reukauf
                                      ---------------------------------
                                      Name:  Henry J. Reukauf
                                      Title:    Vice President
                             DEBT STRATEGIES FUND, INC.

                             By
                                      ---------------------------------
                                      Name:
                                      Title:


                             THE FIRST NATIONAL BANK OF CHICAGO



                             By            /s/ L. Richard Schiller
                                      ---------------------------------
                                      Name:  L. Richard Schiller
                                      Title:    Vice President


                             FIRST UNION NATIONAL BANK


                             By            /s/ Richard Davis
                                      ---------------------------------
                                      Name:  Richard Davis
                                      Title:    Vice President


                             FLOATING RATE PORTFOLIO

                             BY: INVESCO Senior Secured Management, Inc., as attorney in fact


                             By
                                      ---------------------------------
                                      Name:
                                      Title:


                             KZH HIGHLAND-2 LLC


                             By            /s/ Peter Chin
                                      ---------------------------------
                                      Name:  Peter Chin
                                      Title:    Authorized Agent


                             MERRILL LYNCH, PIERCE, FENNER &
                                   SMITH INCORPORATED


                             By            /s/ Neil Brisson
                                      ---------------------------------
                                      Name:  Neil Brisson
                                      Title:    Director

                         MERRILL LYNCH DEBT STRATEGIES
                           PORTFOLIO, INC.
                           BY:   MERRILL LYNCH ASSET
                           MANAGEMENT L.P., as Investment Advisor


                         By
                                  ---------------------------------------
                                  Name:
                                  Title:


                         MERRILL LYNCH GLOBAL INVESTMENT
                           SERIES:  INCOME STRATEGIES PORTFOLIO
                           BY: MERRILL LYNCH ASSET MANAGEMENT, L.P., as Investment Advisor


                         By
                                  ---------------------------------------
                                  Name:
                                  Title:


                         MERRILL LYNCH SENIOR FLOATING
                                 RATE FUND, INC.


                         By
                                  ---------------------------------------
                                  Name:
                                  Title:


                         MERRILL LYNCH PRIME RATE PORTFOLIO
                           BY: MERRILL LYNCH ASSET
                           MANAGEMENT, L.P., as Investment Advisor


                         By
                                  ---------------------------------------
                                  Name:
                                  Title:

                         ML CBO IV (CAYMAN) LTD.
                         BY: HIGHLAND CAPITAL MANAGEMENT L.P.,
                             as Collateral Manager


                         By            /s/ James Dondero
                                  ---------------------------------------
                                  Name:  James Dondero, CFA, CPA
                                  Title:    President

                         ML CLO XX PILGRIM AMERICA
                          (CAYMAN) LTD.
                         BY: PILGRIM INVESTMENTS, INC.,
                             as Investment Manager


                         By            /s/ Jason T. Groom
                                  ---------------------------------------
                                  Name:  Jason T. Groom
                                  Title:    Assistant Vice President


                         MORGAN GUARANTY TRUST COMPANY
                          OF NEW YORK


                         By            /s/ Anna Marie Fallon
                                  ---------------------------------------
                                  Name:  Anna Marie Fallon
                                  Title:    Vice President


                         PAM CAPITAL FUNDING, LP
                            BY:   HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                      as Collateral Manager


                         By            /s/ James Dondero
                                  ---------------------------------------
                                  Name:  James Dondero, CFA, CPA
                                  Title: President


                         PAMCO CAYMAN, LTD.
                          BY:  HIGHLAND CAPITAL  MANAGEMENT, L.P.,
                                  as Collateral Manager


                         By            /s/ James Dondero
                                  ---------------------------------------
                                  Name:  James Dondero, CFA, CPA
                                  Title: President


                         PILGRIM PRIME RATE TRUST
                            BY: PILGRIM INVESTMENTS, INC.,
                                  as Investment Manager


                         By            /s/ Jason T. Groom
                                  ---------------------------------------
                                   Name: Jason T. Groom
                                   Title: Assistant Vice President

                         SCOTIABANC INC.

                         By            /s/ Dana Maloney
                                  ---------------------------------------
                                   Name:  Dana Maloney
                                   Title:    Relationship Manager


                         SRV-HIGHLAND, INC.


                         By            /s/ Kelly C. Walker
                                  ---------------------------------------
                                   Name:  Kelly C. Walker
                                   Title:    Vice President


                         STEIN ROE & FARNHAM INCORPORATED,
                             as Agent for KEYPORT LIFE INSURANCE
                                  COMPANY


                         By            /s/ Brian W. Good
                                  ---------------------------------------
                                  Name: Brian W. Good
                                  Title: Vice President & Portfolio Manager


                         TORONTO DOMINION (TEXAS), INC.


                         By            /s/ Sonja R. Jordan
                                  ---------------------------------------
                                  Name:  Sonja R. Jordan
                                  Title:    Vice President


                         TRANSAMERICA LIFE INSURANCE AND
                                   ANNUITY CO.


                         By            /s/ John M. Casparian
                                  ---------------------------------------
                                  Name:  John M. Casparian
                                  Title:    Investment Officer


                         TRANSAMERICA PREMIER HIGH YIELD FUND


                         By            /s/ John M. Casparian
                                  ---------------------------------------
                                  Name:  John M. Casparian
                                  Title:    Investment Officer

                         VAN KAMPEN PRIME RATE INCOME TRUST


                         By            /s/ Dennis J. McDonnell
                                  ---------------------------------------
                                  Name: Dennis J. McDonnell
                                  Title: President


                         VAN KAMPEN SENIOR INCOME TRUST


                         By            /s/ Dennis J. McDonnell
                                  ---------------------------------------
                                  Name: Dennis J. McDonnell
                                  Title: President


                         VAN KAMPEN CLO II, LIMITED
                         BY: VAN KAMPEN MANAGEMENT, INC.,
                             as Collateral Manager


                         By            /s/ Dennis J. McDonnell
                                  ---------------------------------------
                                  Name: Dennis J. McDonnell
                                  Title: President


                         WACHOVIA BANK, N.A.


                         By            /s/ John C. Carty
                                  ---------------------------------------
                                  Name: John C. Carty
                                  Title: Assistant Vice President

                           CONSENT TO AMENDMENT NO. 12
                              TO THE LOAN DOCUMENTS

                            As of September 14, 1999

                  Reference is made to Amendment No. 12 to the Loan Documents dated as of September 14, 1999 (the "Amendment") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, and Amendment No. 11 to the Loan Documents dated as of August 30, 1999, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                  Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   MEDGP, INC.


                                   By      /s/ James H. Dickerson, Jr.
                                        ---------------------------------
                                        Name: James H. Dickerson, Jr.
                                        Title: President & Treasurer

                         MEDPARTNERS ACQUISITION CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         MEDPARTNERS AVIATION, INC.


                         By            /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS EAST, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         GEORGIA MEDPARTNERS MANAGEMENT,
                         INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         MEDPARTNERS INTEGRATED NETWORK-CHANDLER, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         MEDPARTNERS PROFESSIONAL
                         MANAGEMENT CORPORATION


                         By            /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         ADS HEALTH MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         HEALTHWAYS, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         BAY AREA PRACTICE MANAGEMENT
                                   GROUP, INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary

                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         CHS MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         CAREMARK INTERNATIONAL INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                                  CAREMARK INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary

                         By           /s/ Leisa Kizer
                              ---------------------------------------
                              Name: Leisa Kizer
                              Title: Treasurer


                         CAREMARK PHYSICIAN SERVICES OF TEXAS INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         PRESCRIPTION HEALTH SERVICES, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer

                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         STRATEGIC HEALTHCARE MANAGEMENT, INC.


                         By            /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer

                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary

                         CAREMARK INTERNATIONAL HOLDINGS INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         MEDPARTNERS PHYSICIAN SERVICES INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         CAREMARK RESOURCES CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         FRIENDLY HILLS HEALTHCARE
                         NETWORK INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS NSC LTD.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         MEDPARTNERS ADMINISTRATIVE
                         SERVICES, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer

                         MEDPARTNERS MANAGED CARE, INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         ACUTE CARE MEDICAL MANAGEMENT, INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         BGS HEALTHCARE, INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         HOME HEALTH AGENCY OF GREATER MIAMI, INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS MANAGED CARE OF SOUTH BROWARD, INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         MEDPARTNERS MEDICAL MANAGEMENT OF OHIO, INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary

                         LFMG, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         PACIFIC MEDICAL GROUP, INC.


                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         PACIFIC PHYSICIAN SERVICES, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PPS EAST, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PPS NORTH CAROLINA MEDICAL
                         MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PPS RIVERSIDE DIVISION ACQUISITION
                         AND MANAGEMENT CORP. I


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         PPS VALLEY MANAGEMENT, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         By           /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title: Vice President & Secretary


                         PPS INDEMNITY, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer

                         PACIFIC PHYSICIAN SERVICES
                         ARIZONA, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         PACIFIC PHYSICIAN SERVICES
                         NEVADA, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                               Name: James H. Dickerson, Jr.
                               Title: President & Treasurer


                         PHYSICIANS' HOSPITAL MANAGEMENT
                         CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                               Name: James H. Dickerson, Jr.
                               Title: Vice President & Treasurer

                         RELIANT HEALTHCARE SYSTEMS, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                               Name: James H. Dickerson, Jr.
                               Title: President & Treasurer

                         By           /s/ Sara J. Finley
                              ---------------------------------------
                               Name: Sara J. Finley
                               Title: Vice President & Secretary


                         MEDPARTNERS/TALBERT MEDICAL
                         MANAGEMENT CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         TALBERT MEDICAL MANAGEMENT
                         CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         TALBERT HEALTH SERVICES
                         CORPORATION


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                         MEDPARTNERS ADMINISTRATION, L.P.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name:     James H. Dickerson, Jr.
                              Title:    Executive Vice President &
                                        Treasurer of Caremark Rx,
                                        Inc., the General Partner

                         MEDPARTNERS PHYSICIAN
                         MANAGEMENT, L.P.


                         By         /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Executive Vice President of
                                       Caremark Rx, Inc., the General
                                       Partner


                         MEDOHIO, L.P.


                         By         /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title:   President & Treasurer of
                                       MedGP, Inc., the General Partner


                         MED TENNESSEE, INC.


                         By           /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title: President & Treasurer


                         MEDTEX, L.P.


                         By         /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title:   President & Treasurer of
                                       MedGP, Inc., the General
                                       Partner


                         MEDPARTNERS PHYSICIAN SERVICES OF ILLINOIS L.L.C.


                         By         /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title:   Vice President & Treasurer of
                                       North Suburban Clinic, Ltd.,
                                       a Member

                         CERRITOS INVESTMENT GROUP


                         By         /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Executive Vice President &
                                       Chief Financial Officer of
                                       Caremark Rx, Inc., a Partner

                         By         /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title:   Corporate Secretary of
                                       Caremark Rx, Inc., a Partner


                         CERRITOS INVESTMENT GROUP II


                         By         /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name: James H. Dickerson, Jr.
                              Title:   Executive Vice President &
                                       Chief Financial Officer of
                                       Caremark Rx, Inc., a Partner

                         By         /s/ Sara J. Finley
                              ---------------------------------------
                              Name:    Sara J. Finley
                              Title:   Corporate Secretary of
                                       Caremark Rx, Inc., a Partner


                         5000 AIRPORT PLAZA, L.P.


                         By         /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Executive Vice President &
                                       Chief Financial Officer of
                                       Caremark Rx, Inc. the General
                                       Partner


                         By         /s/ Sara J. Finley
                              ---------------------------------------
                              Name: Sara J. Finley
                              Title:   Corporate Secretary of
                                       Caremark Rx, Inc., the General
                                       Partner

                         KS-PSI OF TEXAS L.P.


                         By         /s/ James H. Dickerson, Jr.
                              ---------------------------------------
                              Name:    James H. Dickerson, Jr.
                              Title:   Vice President & Treasurer of
                                       MedPartners Physician Services,
                                       Inc., the General Partner

                     AMENDMENT NO. 13 TO THE LOAN DOCUMENTS

                  AMENDMENT NO. 13 TO THE LOAN DOCUMENTS dated as of November 5, 1999, to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, and Amendment No. 12 to the Loan Documents dated as of September 14, 1999, the "CREDIT AGREEMENT among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to (a) provide for new financial covenants, (b) amend the definition of Consolidated Rental Payments and (c) make certain other changes as set forth herein.

                  (2) The Lender Parties have indicated their willingness to agree to amend the terms and conditions of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

                  (a)  Section 1.01 is hereby amended:

                  (i)  to amend the definition of "California Transition

                  Plan" to delete the date "November 30, 1999" in subclause (D) thereof and to substitute therefor the new date "December 31, 1999"; and

                  (ii) to amend the definition of "Consolidated Rental Payments" to add at the end thereof the following proviso: "; provided, however, that Consolidated Rental Payments shall not include any one-time payment made to the respective lessor to terminate an Operating Lease in a discontinued operation of the respective lessee prior to its scheduled termination date.".

                  (b) Section 2.05(b) is hereby amended to delete the date "November 30, 1999" in subclause (vii)(B) thereof and to substitute therefor the new date "December 31, 1999."

                  (c) Section 5.02(b)(xviii) is amended to delete in the first proviso thereof the phrase "at least three years after the date such Indebtedness is incurred" and to substitute therefor the phrase "after November 1, 2001".

                  (d) Section 5.02(h)(i)(G) is amended to (I) delete the phrase "within five Business Days of January 1, 2000," and to substitute therefor the phase "not later than six months after the adoption of the California Transition Plan," and (II) delete the phrase ", as in effect on the Amendment No. 7 Effective Date".

                  (e) Section 5.04 is hereby amended to delete subsections (a),
         (b) and (c) thereof in their entirety and to substitute therefor the following subsections (a), (b) and (c), respectively:

                      "(a) Leverage Ratio. Maintain a Leverage Ratio at all times of not more than the amount set forth below for the period set forth below:



                                                      Period                             Ratio
                                                      ------                             -----
                                        June 30, 1999 through                           6.75:1
                                        September 29, 1999

                                        September 30, 1999 through                      6.65:1
                                        December 30, 1999

                                        December 31, 1999 through March                 6.45:1
                                        30, 2000

                                        March 31, 2000 through                          6.15:1
                                        June 29, 2000

                                        June 30, 2000 through September                 6.00:1
                                        29, 2000

                                        September 30, 2000 through                      5.50:1
                                        December 30, 2000

                                        December 31, 2000 and thereafter                5.00:1

                           (b) Fixed Charge Coverage Ratio. Maintain a Fixed
                  Charge Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:


                               Measurement Period
                                   Ending In                           Ratio
                                   ---------                           -----
                               September 1999 and thereafter           1.25:1

                           (c) Interest Coverage Ratio. Maintain an Interest
                  Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:



                               Measurement Period
                                   Ending In                                  Ratio
                                   ---------                                  -----

                               September 1999                                 1.25:1

                               December 1999                                  1.30:1

                               March 2000                                     1.40:1

                               June 2000                                      1.50:1

                               September 2000                                 1.60:1

                               December 2000 and thereafter                   1.70:1"



                  SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

         (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on November 5, 1999, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

                  The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and of Sugarman & Company LLP) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                         THE BORROWER

                                         CAREMARK RX, INC.
                                         (formerly known as MEDPARTNERS, INC.)


                                         By
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                         THE ADMINISTRATIVE AGENT

                                         BANK OF AMERICA, N.A.


                                         By
                                                  ------------------------------
                                                  Name:
                                                  Title:

                         THE LENDER PARTIES

                         BANK OF AMERICA, N.A., as a Lender,
                         the Swing Line Bank and the Issuing Bank


                         By            /s/ Charles A. Kerr
                                  ------------------------------
                                  Name: Charles A. Kerr
                                  Title: Managing Director


                                  AMSOUTH BANK


                         By            /s/ Allison J. Sanders
                                  ------------------------------
                                  Name: Allison J. Sanders
                                  Title: Vice President


                         THE CHASE MANHATTAN BANK


                         By            /s/ Dawn Lee Lum
                                  ------------------------------
                                  Name: Dawn Lee Lum
                                  Title: Vice President


                         CITIBANK, N.A.


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         CREDIT LYONNAIS NEW YORK BRANCH


                         By            /s/ Henry Reukauf
                                  ------------------------------
                                  Name: Henry Reukauf
                                  Title: Vice President


                         DEBT STRATEGIES FUND, INC.


                         By
                                  ------------------------------
                                  Name:
                                  Title:

                         THE FIRST NATIONAL BANK OF CHICAGO



                         By            /s/ L. Richard Schiller
                                  ------------------------------
                                  Name: L. Richard Schiller
                                  Title: Vice President


                         FIRST UNION NATIONAL BANK


                         By            /s/ Joyce L. Barry
                                  ------------------------------
                                  Name: Joyce L. Barry
                                  Title: Senior Vice President


                         FLOATING RATE PORTFOLIO
                         BY: INVESCO Senior Secured Management, Inc., as attorney in fact


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         KZH HIGHLAND-2 LLC


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         MERRILL LYNCH, PIERCE, FENNER &
                             SMITH INCORPORATED


                         By
                                  ------------------------------
                                  Name:
                                  Title:

                         MERRILL LYNCH DEBT STRATEGIES
                             PORTFOLIO, INC.
                             BY:   MERRILL LYNCH ASSET
                             MANAGEMENT L.P., as Investment Advisor


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         MERRILL LYNCH GLOBAL INVESTMENT
                            SERIES: INCOME STRATEGIES PORTFOLIO
                            BY: MERRILL LYNCH ASSET MANAGEMENT, L.P., as Investment Advisor


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         MERRILL LYNCH SENIOR FLOATING
                            RATE FUND, INC.


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         MERRILL LYNCH PRIME RATE PORTFOLIO
                            BY:   MERRILL LYNCH ASSET
                            MANAGEMENT, L.P., as Investment Advisor


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         ML CBO IV (CAYMAN) LTD.
                         BY:  HIGHLAND CAPITAL MANAGEMENT L.P.,
                              as Collateral Manager


                         By
                                  ------------------------------
                                  Name:
                                  Title:

                         ML CLO XX PILGRIM AMERICA
                            (CAYMAN) LTD.
                            BY:   PILGRIM INVESTMENTS, INC.,
                                  as Investment Manager


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK


                         By            /s/ Anna Marie Fallon
                                  ------------------------------
                                  Name:  Anna Marie Fallon
                                  Title:    Vice President


                         PAM CAPITAL FUNDING, LP
                            BY:   HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                       as Collateral Manager


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         PAMCO CAYMAN, LTD.
                          BY:  HIGHLAND CAPITAL  MANAGEMENT, L.P.,
                                       as Collateral Manager


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         PILGRIM PRIME RATE TRUST
                            BY:   PILGRIM INVESTMENTS, INC.,
                                       as Investment Manager


                         By
                                  ------------------------------
                                  Name:
                                  Title:

                         SCOTIABANC INC.

                         By            /s/ Dana Maloney
                                  ------------------------------
                                  Name:  Dana Maloney
                                  Title: Relationship Manager


                         SRV-HIGHLAND, INC.


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         STEIN ROE & FARNHAM INCORPORATED,
                                  as Agent for KEYPORT LIFE INSURANCE
                                           COMPANY


                         By            /s/ James R. Fellows
                                  ------------------------------
                                  Name:  James R. Fellows
                                  Title: Vice President


                         TORONTO DOMINION (TEXAS), INC.


                         By            /s/ Sonja R. Jordan
                                  ------------------------------
                                  Name:  Sonja R. Jordan
                                  Title: Vice President


                         TRANSAMERICA LIFE INSURANCE AND
                                  ANNUITY CO.


                         By            /s/ John M. Casparian
                                  ------------------------------
                                  Name:  John M. Casparian
                                  Title: Investment Officer


                         TRANSAMERICA PREMIER HIGH YIELD FUND


                         By            /s/ John M. Casparian
                                  ------------------------------
                                  Name:  John M. Casparian
                                  Title: Investment Officer

                         VAN KAMPEN PRIME RATE INCOME TRUST


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         VAN KAMPEN SENIOR INCOME TRUST


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         VAN KAMPEN CLO II, LIMITED
                         BY:      VAN KAMPEN MANAGEMENT, INC.,
                                  as Collateral Manager


                         By
                                  ------------------------------
                                  Name:
                                  Title:


                         WACHOVIA BANK, N.A.


                         By
                                  ------------------------------
                                  Name:
                                  Title: